Earnings per share attributable to CVSL	9 Months Ended	12 Months Ended
	Sep. 30, 2014	Dec. 31, 2013
Loss per share attributable to common stockholders
Earnings per share attributable to CVSL

(12) Loss per share attributable to common stockholders

All share amounts and per share calculations in this Quarterly Report on Form 10-Q reflect the reverse stock split of our outstanding shares of common stock at a ratio of 1-for-20 which was effected on October 16, 2014 and further described in Note 15 Subsequent Events.

In calculating earnings per share, there were no adjustments to net earnings to arrive at earnings for any periods presented. We included the additional 25,240,676 shares available to Rochon Capital discussed in Note (2) in the calculation of basic and diluted shares as the conditions were met for the shares to be available for issuance. See Note 15 Subsequent Events regarding the shares available to Rochon Capital. The Company did not include the outstanding warrants nor the shares issuable upon the conversion of the Convertible Note issued to RCP V discussed in Note (6) in the calculation of dilutive shares because we recorded losses from continuing operations; therefore, the effect would be anti-dilutive.

(13) Earnings per share attributable to CVSL

In calculating earnings per share, there were no adjustments to net earnings to arrive at earnings for any periods presented. We included the additional 25,240,676 shares available to Rochon Capital as discussed in footnote (3) in the calculation of basic and diluted shares as the conditions were met during the year-ended December 31, 2013 for the shares to be available for issuance. We did not include the outstanding warrants nor the shares issuable upon the conversion of the Convertible Note Issued to Richmont Capital Partners V L.P. as discussed in footnote (7) in the calculation of dilutive shares because we recorded losses from continuing operations, therefore, the effect would be anti-dilutive.